EXHIBIT 12.(b)

THE NOTTINGHAM INVESTMENT TRUST II

CHIEF EXECUTIVE OFFICER CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the semi-annual report (the “Report”) of the EARNEST Partners Fixed Income Trust (the “Fund”) of The Nottingham Investment Trust II on Form N-CSR for the period ended September 30, 2008, as filed with the Securities and Exchange Commission, the undersigned, Douglas S. Folk, Principal Executive Officer of the Fund, does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

November 28, 2008	By: /s/ Douglas S. Folk

Douglas S. Folk President and Principal Executive Officer, EARNEST Partners Fixed Income Trust

A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report.

THE NOTTINGHAM INVESTMENT TRUST II

CHIEF EXECUTIVE OFFICER CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the semi-annual report (the “Report”) of The Brown Capital Management Equity Fund, The Brown Capital Management Balanced Fund, The Brown Capital Management Small Company Fund, The Brown Capital Management International Equity Fund, and The Brown Capital Management Mid-Cap Fund (the “Brown Capital Management Funds”) of The Nottingham Investment Trust II on Form N-CSR for the period ended September 30, 2008, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Keith A. Lee, Principal Executive Officer of the Brown Capital Management Funds, does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Brown Capital Management Funds.

November 25, 2008	By: /s/ Keith A. Lee

Keith A. Lee Trustee, The Nottingham Investment Trust II Vice President and Principal Executive Officer, Brown Capital Management Funds

A signed original of this written statement required by Section 906 has been provided to the Brown Capital Management Funds and will be retained by the Brown Capital Management Funds and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report.

THE NOTTINGHAM INVESTMENT TRUST II

CHIEF FINANCIAL OFFICER CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the semi-annual reports (the “Report”) of each of the funds of The Nottingham Investment Trust II (the “Funds”) on Form N-CSR for the period ended September 30, 2008, as filed with the Securities and Exchange Commission, the undersigned, Angela D. Mincher, Principal Financial Officer of the Funds, does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.

November 25, 2008	By: /s/ Angela D. Mincher

Angela D. Mincher Treasurer, Assistant Secretary, and Principal Financial Officer, The Nottingham Investment Trust II

A signed original of this written statement required by Section 906 has been provided to the Funds and will be retained by the Funds and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report.